UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

SHOE CARNIVAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Indiana	0-21360	35-1736614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street Evansville, Indiana		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (812) 867-4034

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SCVL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

On February 13, 2024, Shoe Carnival, Inc. (the “Company”) issued a press release (the “Press Release”) announcing, among other things, preliminary financial results for its fiscal year ended February 3, 2024. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

Item 7.01 Regulation FD

The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Press Release issued by the Company on February 13, 2024 also announced the acquisition described in Item 8.01 below. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Item 8.01 Other Events

On February 13, 2024, the Company acquired Rogan Shoes, Incorporated (“Rogan’s”), a privately-held, family-owned shoe retailer. Rogan’s was acquired for an initial purchase price of $45 million. This initial consideration, funded entirely from cash on hand, is subject to customary adjustments, and additional consideration of up to $5 million may be paid by the Company subject to the achievement of three-year performance targets. With this acquisition, the Company will own and operate Rogan’s 28 store locations, which are located in Wisconsin, Minnesota, and Illinois.

Risk Factors

The Company is supplementing the risk factors previously disclosed in its Annual Report on Form 10-K for the fiscal year ended January 28, 2023 with the following additional risk factor:

We may experience difficulties in integrating Rogan’s and realizing the expected operating results, synergies, growth opportunities and other benefits of the acquisition.

The success of the Rogan’s acquisition will depend, in part, on our ability to realize the expected operating results, synergies, growth opportunities and other benefits from acquiring Rogan’s. We may not realize these operating results, synergies, growth opportunities or other benefits within the expected time frames, or at all. The acquisition may disrupt our current plans and operations and may negatively impact our relationship with our vendors and other key suppliers. The attention of our management may be diverted from our current operations while trying to integrate Rogan’s. We may not be able to successfully integrate Rogan’s operations, logistics, information technologies, communications, purchasing, accounting, marketing, administration and other systems, establish internal controls into Rogan’s operations or retain key Rogan’s employees. Rogan’s may underperform relative to our expectations. Any of these impacts could have an adverse effect on our growth opportunities, business, results of operations and financial condition.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No. Exhibits

99.1 Press Release of the Company dated February 13, 2024

104 Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOE CARNIVAL, INC.
(Registrant)
Date: February 13, 2024	By:	/s/ Patrick C. Edwards
Patrick C. Edwards
Senior Vice President
Chief Financial Officer, Treasurer & Secretary